                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 7, 2005
                                                         -----------------

                              DELTA AIR LINES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      001-05424               58-0218548
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------

                  Registrant's Web site address: www.delta.com
                                                 -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On September 7, 2005, Delta issued a press release announcing changes to its winter flight schedule that realign service at domestic hubs, shift capacity from domestic routes to international routes and simplify its fleet by accelerating plans to remove from service its Boeing 767-200 aircraft by December 1, 2005. The press release is attached hereto as Exhibit 99.1. In addition, Delta's Chief Operating Officer issued a memorandum to all Delta employees discussing these subjects. The memorandum is attached hereto as
Exhibit 99.2.

Statements in this Current Report on Form 8-K and the exhibits attached hereto that are not historical facts, including statements regarding Delta's estimates, beliefs, expectations, intentions, strategies or projections, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, beliefs, expectations, intentions, strategies and projections reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, our ability to maintain adequate liquidity, the possible imposition of a significant reserve or holdback under our credit card processing agreements, our ability to comply with financial covenants in our loan agreements, our debt and pension plan funding obligations, the cost of aircraft fuel, pilot early retirements, the effect of credit ratings downgrades, interruptions or disruptions in service at one of our hub airports, our increasing dependence on technology in our operations, labor issues, restructurings by competitors, the effects of terrorist attacks and competitive conditions in the airline industry. Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in Delta's Securities and Exchange Commission filings, including its Form 10-Q, filed with the Commission on August 15, 2005. Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of September 7, 2005, and which Delta has no current intention to update.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     Exhibit 99.1 Press Release dated September 7, 2005, titled "Delta Air Lines Strengthens Domestic Hubs, Offers Customers More International Choices with Winter Schedule".

     Exhibit 99.2 Memorandum dated September 7, 2005, titled "Stepping Up the Transformation Plan - Strengthening our Network" from Jim Whitehurst, Delta's Chief Operating Officer, to all Delta employees.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DELTA AIR LINES, INC.



                                               By: /s/ Leslie P. Klemperer
                                                  -------------------------
                                                  Leslie P. Klemperer
Date: September 7, 2005                           Secretary

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

    Exhibit 99.1 Press Release dated September 7, 2005, titled "Delta Air Lines Strengthens Domestic Hubs, Offers Customers More International Choices with Winter Schedule".

    Exhibit 99.2 Memorandum dated September 7, 2005, titled "Stepping Up the Transformation Plan - Strengthening our Network" from Jim Whitehurst, Delta's Chief Operating Officer, to all Delta employees.